Exhibit 99.2

I-Sector Corporation AMEX: ISR Welcome to the I-Sector fourth quarter and year ended December 31, 2004 financial results and outlook conference call and webcast The call will begin promptly at 8:00 a.m. Eastern time on Monday, March 21, 2005 Jim Long - Chairman & CEO Mark Hilz - President & COO Brian Fontana - Vice President & CFO For the audio portion of the call, and to participate in Q&A, dial (800) 895-3606 or (785) 424-1065.

Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "will" or other similar words are forward-looking statements. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our financial results press release issued today, as well as in our 2003 annual report on Form 10-K, as well as our soon-to-be filed 2004 annual report on Form 10-K, which we urge you to read. This presentation is made as of March 21, 2005. We will not undertake to revise or update the forward looking statements contained herein as events and circumstances change; financial results are subject to change until our Form 10-K for 2004 is filed. AMEX: ISR

2004 Achievements AMEX: ISR Capital raise in May. Opened additional InterNetwork Experts branch office in San Antonio, TX in July. Substantial credit facility line increase. Introduced new proprietary software and hardware products. Built a pipeline of potential acquisitions to enable future geographic expansion. Negotiated and announced proposed exchange of INX minority interest. Hired CFO by end of year. Revenue increased 50% without the benefit of acquisitions. Improved gross margin. Four consecutive quarters of profitability EPS improved $0.81 per share to $0.31 per share.

Highlights Of 4th Quarter Results AMEX: ISR All revenue sources and segments showed improvement. Revenue continued to grow at double digit rates despite the previously announced issue with the large Dallas Independent School District ("DISD") project being placed on hold most of the 4th quarter following our announcement of the payment issue in November. Double digit revenue growth for all three revenue sources and all three reportable segments. Gross margin improved for all three revenue sources and all three reportable segments. We continued to achieve leverage on certain of our operating expenses, resulting in expenses growing at a much lower level than gross profit growth. Record profitability for the quarter.

4th Quarter Recognition of Cisco Sales Incentive AMEX: ISR Prior to 4Q04 we recognized Cisco sales incentives semiannually when paid. Beginning in 4Q04 requirements were met so that the amount of incentive due was determinable and collection of the incentive was probable and therefore recognizable. The timing difference between our accounting periods and Cisco's semi-annual measurement period for the incentive, coupled with the accrual of this incentive at December 31, 2004 resulted in the fourth quarter reflecting five months of incentive. 4Q03 had no vendor incentive recognized. Had the Cisco incentive been earned and determinable at December 31, 2003, we estimate that 4Q03 gross profit would have increased by approximately $313,000 and 4Q03 net loss would have been decreased by approximately $250,000. This prior year period estimate was developed by assuming the incentive was earned using a methodolgy based on monthly sales revenue. If the Cisco incentives are deemed to be earned and determinable in future quarterly periods we expect to recognize only three months of incentive in each quarterly period.

4th Quarter - Consolidated Results Of Operations AMEX: ISR Quarter Ended December 31, 2003 2004 Change$ Change% Revenue $15,221 $24,295 $9,074 60% Gross profit 2,932 6,008 3,076 105% Gross margin 19.3% 24.7% SG&A expenses 3,502 5,063 1,561 45% Operating (loss) income (570) 945 1,515 n/a Net income (299) 822 1,121 n/a Shares 3,875 5,556 1,681 43% Diluted EPS (0.08) 0.15 0.23 n/a Unaudited; In thousands, except EPS

4th Quarter - Revenue Sources AMEX: ISR Quarter Ended December 31, 2003 2004 %Change Product sales $11,237 $18,754 67% Gross margin 11.5% 18.1% Services 2,515 3,514 40% Gross margin 39.1% 40.7% Custom projects/Stratasoft software 1,532 2,159 41% Gross margin 42.6% 54.7% Unaudited; In thousands

4th Quarter - InterNetwork Experts Segment Results AMEX: ISR Quarter Ended December 31, 2003 2004 Change Unaudited, In thousands Operating Results Revenue Sources Product sales $10,881 $18,052 66% Gross profit 1,269 3,323 162% Gross margin 11.7% 18.4% Services $ 1,575 $ 2,226 41% Gross profit 667 876 31% Gross margin 42.3% 39.4% Revenue $12,456 $20,278 63% Gross profit 1,936 4,199 117% Gross margin 15.5% 20.7% SG&A expenses 1,526 2,761 81% Operating income 410 1,438 251%

4th Quarter - Stratasoft Segment Results AMEX: ISR Quarter Ended December 31, 2003 2004 Change Operating Results Revenue $1,532 $2,159 41% Gross profit 653 1,180 81% Gross margin 42.6% 54.7% SG&A expenses 1,194 1,530 28% Operating income (541) (350) 35% Unaudited; In thousands

4th Quarter - Valerent Segment Results AMEX: ISR Quarter Ended December 31, 2003 2004 Change Unaudited, In thousands Operating Results Revenue Sources Product sales $ 356 $ 702 97% Gross profit 25 77 208% Gross margin 8.0% (1.4%) Services $ 940 $ 1,288 37% Gross profit 317 552 74% Gross margin 33.7% 42.9% Revenue $ 1,296 $ 1,990 54% Gross profit 342 629 84% Gross margin 26.4% 31.6% SG&A expenses 412 488 18% Operating (loss) income (70) 141 n/a

2004 Full Year - Consolidated Results Of Operations AMEX: ISR Year Ended December 31, 2003 2004 Change$ Change% Revenue $62,152 $93,069 $30,917 50% Gross profit 12,727 19,952 7,225 57% Gross margin 20.5% 21.4% SG&A expenses 15,061 18,254 3,193 21% Operating income (2,334) 1,698 4,032 n/a Net (loss) income) (1,836) 1,530 3,366 n/a Shares 3,691 5,004 1,313 36% Diluted EPS (0.50) 0.31 0.81 n/a In thousands, except EPS

2004 Full Year - Revenue Sources AMEX: ISR Year Ended December 31, 2003 2004 %Change Product sales $46,900 $72,680 55% Gross margin 12.5% 15.1% Services 7,725 11,393 47% Gross margin 30.3% 36.2% Custom projects/Stratasoft software 7,527 8,996 20% Gross margin 60.4% 53.9% In thousands

2004 Full Year - InterNetwork Experts Segment Results AMEX: ISR Year Ended December 31, 2003 2004 Change In thousands Operating Results Revenue Sources Product sales $45,749 $71,646 57% Gross profit 5,689 10,844 91% Gross margin 12.4% 15.1% Services $ 4,226 $ 6,280 49% Gross profit 1,250 2,097 68% Gross margin 29.6% 33.4% Revenue $49,975 $77,926 56% Gross profit 6,939 12,941 86% Gross margin 13.9% 16.6% SG&A expenses 6,045 10,295 70% Operating income 894 2,646 196%

2004 Full Year - Stratasoft Segment Results AMEX: ISR Year Ended December 31, 2003 2004 Change Operating Results Revenue $7,527 $8,996 20% Gross profit 4,545 4,846 (7%) Gross margin 60.4% 53.9% SG&A expenses 5,888 5,100 (13%) Operating income (1,343) (254) 81% In thousands

2004 Full Year - Valerent Segment Results AMEX: ISR Year Ended December 31, 2003 2004 Change In thousands Operating Results Revenue Sources Product sales $ 1,573 $ 1,829 (16%) Gross profit 152 142 (7%) Gross margin 9.7% 7.8% Services $ 3,503 $ 5,113 46% Gross profit 1,091 2,023 85% Gross margin 31.1% 39.6% Revenue $ 5,076 $ 6,942 37% Gross profit 1,243 2,165 74% Gross margin 24.5% 31.2% SG&A expenses 1,963 1,886 (4%) Operating (loss) income (720) 279 n/a

"Corporate" Expenses Segment AMEX: ISR 2003 2004 Change 4th Quarter $ 369 $ 284 Year 1,165 973 In thousands Expense $ 4th Quarter 2.42% 1.17% Year 1.87% 1.05% % of Revenue (23%) (16%)

Selected Balance Sheet Information AMEX: ISR In thousands Dec 31, Dec 31, 2003 2004 Assets: Cash $ 2,172 $ 4,773 Accounts receivables, net 9,802 28,277 Inventory 1,038 1,778 Non-current tangible fixed assets 1,523 1,994 Intangible assets 1,166 1,113 Liabilities: Debt 2,013 8,342 Accounts payable 6,524 10,675 Accrued expenses 2,676 4,171 Stockholders' equity 6,619 15,849 Tangible net asset value 5,453 14,736 Working capital 3,724 13,143

Accounts Receivable And DISD/SLD- Related Receivable AMEX: ISR A/R DSOs have historically run approximately 50-60 days A/R was higher than normal at December 31, 2004 (as it also was at September 30, 2004) due to significant past due amounts related to the Dallas Independent School District ("DISD") project that was experiencing payment delays by the Schools and Libraries Division (the "SLD") of the Universal Services Administration Company, a Federal organization under the Federal Trade Commission that administers the E-Rate program, a program that partially funds technology infrastructure for schools. As of December 31, 2004 $11.5 million was past due. At December 31, 2004 we had short-term interest-bearing debt of $8.1 million. Since December 31, 2004 SLD has paid $7.9 million of the past due amounts and we are again moving forward with the project. We expect we will continue to experience payment delays with SLD-related A/R for at least the next several quarters.

New Format For Outlook Statements AMEX: ISR Future guidance will be limited to a range of revenue for the current quarter and management's views and expectations for the business for the ensuing twelve months with respect to revenue growth rates, gross margin and profitability trends, together with comments on current events. We believe management should focus its energy on the long-term goals of the company rather than attempting to forecast short-term results. We believe management should provide investors with trends in the business and industry, with an intermediate- to long-term view. We believe this approach to guidance will continue to satisfy investor information requirements and will result in investors having an improved understanding of the underlying business. Forward-looking statement subject to risks. Excludes impact of acquisitions or other unusual events, if any, unless mentioned. Please see Safe Harbor Statement.

Outlook - 1st Quarter Ending March 31, 2005 AMEX: ISR For our first quarter ending March 31, 2005, we expect revenue of $23-$25 million, growth of 60%-75% to compared to $14.3 million for the comparable prior year period. We expect to record a one-time, non-cash charge to earnings in our quarter ending March 31, 2005 of approximately $5.7 million plus related direct expenses of approximately $175,000 related to the INX minority interest exchange, which was approved by stockholders on March 18, 2005. Excluding the one-time, non-cash charge and related costs, we expect net profit per share for our first quarter in the range of $0.02 to $0.07. Including the one-time, non-cash charge and related costs, we expect a net loss per share for our first quarter in the range of $0.98 to $1.03. Forward-looking statement subject to risks. Excludes impact of acquisitions or other unusual events, if any, unless mentioned. Please see Safe Harbor Statement.

Outlook - Next 12 Months AMEX: ISR Forward-looking statement subject to risks. Excludes impact of acquisitions or other unusual events, if any, unless mentioned. Please see Safe Harbor Statement. Total revenue should continue to grow in all three business segments, but at growth rates lower than recent historic levels, excluding acquisitions, because of our dominant position in existing markets. INX growth driven by modest growth from existing Texas markets, rapid growth from a relatively new Federal business unit, and from geographic expansion, both through newly opened branch offices as well as select acquisitions. INX services growth driven by product growth, coupled with expansion of Netsurant post-sales recurring services revenue. Stratasoft growth driven by new product introductions, focusing on the enterprise market space with new IP telephony software applications. Continue to leverage certain operating expenses to achieve continued improvement in operating income margin as revenue continues to grow. Currently working several acquisitions and expect to announce progress in the near future.